Exhibit 99.1
AMENDMENT NO. 3
          AMENDMENT NO. 3 dated as of March 28, 2007 between LAMAR MEDIA CORP. (the “Company”), LAMAR ADVERTISING OF PUERTO RICO, INC., LAMAR TRANSIT ADVERTISING CANADA LTD. (together with Lamar Advertising of Puerto Rico, Inc., the “Subsidiary Borrowers”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”), LAMAR ADVERTISING COMPANY (“Holdings”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders parties to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          The Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 2005 (as modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 3, the “Credit Agreement”). The Company, the Subsidiary Borrowers, the Subsidiary Guarantors, Holdings and the Administrative Agent (pursuant to authority granted by and having obtained all necessary consents of the Required Lenders party to the Credit Agreement) wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Introductory Paragraphs. The recital paragraphs in the Credit Agreement shall be amended to read in their entirety as follows:
     “CREDIT AGREEMENT dated as of September 30, 2005 between LAMAR MEDIA CORP., each “SUBSIDIARY BORROWER” that may be designated as such hereunder pursuant to Section 5.02(b) or Section 5.02(c), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
     The Company has requested that the Lenders extend credit, by means of loans and letters of credit, to it in an aggregate amount up to but not exceeding $800,000,000 (and, subject to Section 2.01(c), to it and the Subsidiary Borrowers in an aggregate amount up to but not exceeding $2,132,000,000) to (i) refinance certain indebtedness and (ii) provide funds for future acquisitions and the general corporate purposes of the Company and its Restricted Subsidiaries (as defined herein). The Lenders are willing to extend such credit upon the terms and conditions of this Agreement and, accordingly, the parties hereto agree as follows:”
          2.03. Definitions Generally. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions to read in their entirety as follows (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):
     “Amendment No. 3 Effective Date” means the date upon which the conditions precedent set forth in Section 4 of Amendment No. 3 hereto shall have been satisfied or waived.
     “Incremental Loan Commitment” means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Company in accordance with the provisions of Section 2.01(c), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $500,000,000 (excluding (i) the $37,000,000 of Series A Incremental Loans, (ii) the $150,000,000 of Series B Incremental Loans, (iii) the $20,000,000 of Series C Incremental Loans, (iv) the $7,000,000 of Series D Incremental Loans, (v) the $250,000,000 of Series E Incremental Loans, (vi) the $325,000,000 of Series F Incremental Loans and (vii) the $43,000,000 of additional Incremental Loans that may be made to Subsidiary Borrowers).
     “Series A Incremental Loans” means the Incremental Loans made to Lamar Advertising of Puerto Rico, Inc. pursuant to the Series A Incremental Loan Agreement dated as of February 8, 2006 between Lamar Advertising of Puerto Rico, Inc., the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
     “Series B Incremental Loans” means the Incremental Loans made to the Company pursuant to the Series B Incremental Loan Agreement dated as of October 5, 2006 between the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
     “Series C Incremental Loans” means the Incremental Loans made to Lamar Transit Advertising Canada Ltd. pursuant to the Series C Incremental Loan Agreement dated as of December 21, 2006 between Lamar Transit Advertising Canada Ltd., the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
     “Series D Incremental Loans” means the Incremental Loans made to Lamar Advertising of Puerto Rico, Inc. pursuant to the Series D Incremental Loan Agreement dated as of January 17, 2007 between Lamar Advertising of Puerto Rico, Inc., the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
Amendment No. 3

     “Series E Incremental Loans” means the Incremental Loans to be made to the Company pursuant to a contemplated Series E Incremental Loan Agreement to be dated on or about March 28, 2007 between the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
     “Series F Incremental Loans” means the Incremental Loans to be made to the Company pursuant to a contemplated Series F Incremental Loan Agreement to be dated on or about March 28, 2007 between the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
          2.04. Incremental Loans. Section 2.01(c) of the Credit Agreement shall be amended to read in its entirety as follows:
     “(c) Incremental Loans. In addition to Borrowings of Revolving Credit Loans and Term Loans pursuant to paragraphs (a) and (b) above, at any time and from time to time, the Company (and a Subsidiary designated by the Company in accordance with the requirements of Section 5.02(b) or Section 5.02(c)) may request that the Lenders (or other financial institutions agreed to by the Company and the Administrative Agent) offer to enter into commitments to make additional term loans (each such loan being herein called an “Incremental Loan”) under this paragraph (c) to the Company (or, as applicable, such Subsidiary Borrower). In the event that one or more of the Lenders (or such other financial institutions) offer, in their sole discretion, to enter into such commitments, and such Lenders (or financial institutions) and the Company agree as to the amount of such commitments that shall be allocated to the respective Lenders (or financial institutions) making such offers and the fees (if any) to be payable by the Company in connection therewith, such Lenders (or financial institutions) shall become obligated to make Incremental Loans under this Agreement in an amount equal to the amount of their respective Incremental Loan Commitments (and such financial institutions shall become “Incremental Loan Lenders” hereunder). The Incremental Loans to be made pursuant to any such agreement between the Company (or, as applicable, the respective Subsidiary Borrower) and one or more Lenders (including any such new Lenders) in response to any such request by the Company shall be deemed to be a separate “Series” of Incremental Loans for all purposes of this Agreement.
     Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $50,000,000 (except that in the case of Incremental Loan Commitments made available to a Subsidiary Borrower, such minimum aggregate principal amount shall be $5,000,000), (ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans shall not exceed $500,000,000 (excluding (i) the $37,000,000 of Series A Incremental Loans, (ii) the $150,000,000 of Series B Incremental Loans, (iii) the $20,000,000 of Series C Incremental Loans, (iv) the $7,000,000 of Series D Incremental Loans, (v) the $250,000,000 of Series E Incremental Loans, (vi) the $325,000,000 of Series F
Amendment No. 3

Incremental Loans and (vii) the $43,000,000 of additional Incremental Loans that may be made to Subsidiary Borrowers), and (iii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans to all Subsidiary Borrowers shall not exceed $107,000,000. Except as otherwise expressly provided herein, the Incremental Loans of any Series shall have the interest rate, amortization schedule and maturity date as shall be agreed upon by the Lenders in respect thereof and the Company (or, in the case of Incremental Loans to a Subsidiary Borrower, such Subsidiary Borrower).
     Following the acceptance by the Company of the offers made by any one or more Lenders to make any Series of Incremental Loans pursuant to the foregoing provisions of this paragraph (c), each Incremental Loan Lender in respect of such Series of Incremental Loans severally agrees, on the terms and conditions of this Agreement, to make such Incremental Loans to the Company or the respective Subsidiary Borrower, as applicable, during the period from and including the date of such acceptance to and including the commitment termination date specified in the agreement entered into with respect to such Series in an aggregate principal amount up to but not exceeding the amount of the Incremental Loan Commitment of such Incremental Loan Lender in respect of such Series as in effect from time to time. Thereafter, subject to the terms and conditions of this Agreement, the Company or the respective Subsidiary Borrower, as applicable, may convert Incremental Loans of such Series of one Type into Incremental Loans of such Series of another Type (as provided in Section 2.06) or continue Incremental Loans of such Series of one Type as Incremental Loans of such Series of the same Type (as provided in Section 2.06). Incremental Loans of any Series that are prepaid may not be reborrowed as Incremental Loans of the same Series.
     Proceeds of Incremental Loans shall be available for any use permitted under the applicable provisions of Section 6.09.”
          2.05. Certain Financial Covenants. Section 7.09 of the Credit Agreement shall be amended to read in its entirety as follows:
          “SECTION 7.09. Certain Financial Covenants.
     (a) Total Debt Ratio. The Company will not permit the Total Debt Ratio at any time to exceed 6.00 to 1.
     (b) [Intentionally Deleted].
     (c) [Intentionally Deleted].
     (d) Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio as at the last day of any fiscal quarter to be less than or equal to 1.05 to 1.”
          Section 3. Representations and Warranties. Each of the Company, the Subsidiary Borrowers, Holdings and the Subsidiary Guarantors represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, as of the date hereof and the
Amendment No. 3

Amendment No. 3 Effective Date, that (i) the representations and warranties set forth in Article IV of the Credit Agreement and the other Loan Documents are true and complete as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 3 and (ii) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective as of the date hereof upon receipt by the Administrative Agent (or Special Counsel) of executed counterparts of (i) this Amendment No. 3 from the Company, each Subsidiary Borrower, each Subsidiary Guarantor and Holdings, and execution hereof by the Administrative Agent, (ii) the Series E Incremental Loan Agreement between the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent and (iii) the Series F Incremental Loan Agreement between the Company, the Subsidiary Guarantors party thereto, the Incremental Loan Lenders party thereto and the Administrative Agent.
          Section 5. Security Documents. Each of the Company, the Subsidiary Borrowers, Holdings and the Subsidiary Guarantors confirms its obligations under the Pledge Agreement and the Holdings Guaranty and Pledge Agreement, as applicable, and each of the Company and the Subsidiary Guarantors hereby confirms its obligations under Article III of the Credit Agreement.
          Section 6. Miscellaneous. Except as herein provided, each of the Credit Agreement, the Pledge Agreement and the Holdings Guaranty and Pledge Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre

Name: Keith A. Istre
Title: Executive Vice President/ Chief Financial Officer

LAMAR ADVERTISING OF PUERTO RICO, INC.

By:	/s/ Keith A. Istre

Name: Keith A. Istre
Title: Executive Vice President/Treasurer

LAMAR TRANSIT ADVERTISING CANADA LTD.

By:	/s/ Keith A. Istre

Name: Keith A. Istre
Title: Vice President — Chief Financial Officer
Amendment No. 3

SUBSIDIARY GUARANTORS

INTERSTATE LOGOS, L.L.C.
THE LAMAR COMPANY, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC

By: Lamar Media Corp.,
Their Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR OBIE CORPORATION

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Interstate Logos, L.L.C. Entities:

MISSOURI LOGOS, LLC
KENTUCKY LOGOS, LLC
OKLAHOMA LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.LC.
DELAWARE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
MAINE LOGOS, L.L.C.
WASHINGTON LOGOS, L.L.C.

By:	Interstate Logos, L.L.C.
Their Managing Member

By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Interstate Logos, L.L.C. Entities continued:

NEBRASKA LOGOS, INC.
OHIO LOGOS, INC.
UTAH LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
MINNESOTA LOGOS, INC.
MICHIGAN LOGOS, INC.
FLORIDA LOGOS, INC.
NEVADA LOGOS, INC.
TENNESSEE LOGOS, INC.
KANSAS LOGOS, INC.
COLORADO LOGOS, INC.
NEW MEXICO LOGOS, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

TEXAS LOGOS, L.P.

By:	Oklahoma Logos, L.L.C.
Its:	General Partner

By:	Interstate Logos, L.L.C.
Its:	Managing Member

By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

The Lamar Company, L.L.C. Entities:

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR TEXAS GENERAL PARTNER, INC.
TLC PROPERTIES, INC.
TLC PROPERTIES II, INC.
LAMAR PENSACOLA TRANSIT, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ELECTRICAL, INC.
AMERICAN SIGNS, INC.
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR FLORIDA, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR OHIO OUTDOOR HOLDING CORP.
OUTDOOR MARKETING SYSTEMS, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

The Lamar Company, L.L.C. Entities continued:

LAMAR ADVERTISING OF PENN, LLC
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR TENNESSEE, L.L.C.
LC BILLBOARD, L.L.C.
LAMAR AIR, L.L.C.

By:	The Lamar Company, L.L.C.
Their Managing Member

By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	Lamar Texas General Partner, Inc.
Its:	General Partner

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

The Lamar Company, L.L.C. Entities continued:

TLC PROPERTIES, L.L.C.
TLC FARMS, L.L.C.

By:	TLC Properties, Inc.
Their Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR T.T.R., L.L.C.

By:	Lamar Advertising of Youngstown, Inc.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

By:	Outdoor Marketing Systems, Inc.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Lamar Central Outdoor, LLC Entities:

LAMAR ADVANTAGE HOLDING COMPANY
PREMERE OUTDOOR, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Triumph Outdoor Holdings, LLC
Their Managing Member

By:	Lamar Central Outdoor, LLC
Its:	Managing Member

By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Lamar Central Outdoor, LLC Entities continued:

TRIUMPH OUTDOOR HOLDINGS, LLC
LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC

By:	Lamar Central Outdoor, LLC
Their Managing Member
By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC
Its:	General Partner

By:	Lamar Central Outdoor, LLC
Its:	Managing Member

By:	Lamar Media Corp.
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Lamar Oklahoma Holding Company, Inc. Entities:

LAMAR BENCHES, INC.
LAMAR I-40 WEST, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Lamar DOA Tennessee Holdings, Inc. Entities:

LAMAR DOA TENNESSEE, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

Lamar Obie Corporation Entities:

O.B. WALLS, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer

OBIE BILLBOARD, LLC

By:	Lamar Obie Corporation
Its:	Managing Member

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No. 3

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Christophe Vohmann

Name:	Christophe Vohmann
Title:	Vice President
Amendment No. 3

HOLDINGS

LAMAR ADVERTISING COMPANY

By:	/s/ Keith A. Istre

Name: Keith A. Istre
Title: Executive Vice President/ Chief Financial Officer
Amendment No. 3